POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) 1290 VT Low Volatility Global Equity Portfolio, a series of the Trust, into EQ/Common Stock Index Portfolio, a series of the Trust, (2) EQ/Franklin Growth Allocation Portfolio, a series of the Trust, into EQ/JPMorgan Growth Allocation Portfolio, a series of the Trust, (3) EQ/First Trust Moderate Growth Allocation Portfolio, a series of the Trust, into EQ/Invesco Moderate Growth Allocation Portfolio, a series of the Trust, (4) EQ/AXA Investment Managers Moderate Allocation Portfolio, a series of the Trust, into 1290 VT Moderate Growth Allocation Portfolio, a series of the Trust, (5) EQ/Invesco International Growth Portfolio, a series of the Trust, into EQ/MFS International Growth Portfolio, a series of the Trust, and (6) EQ/Franklin Strategic Income Portfolio, a series of the Trust, into EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Common Stock Index Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/Invesco International Growth Portfolio, 1290 VT Moderate Growth Allocation Portfolio, EQ/MFS International Growth Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of 1290 VT Low Volatility Global Equity Portfolio, EQ/Franklin Growth Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/Invesco International Growth Portfolio, and EQ/Franklin Strategic Income Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Mark A. Barnard Mark A. Barnard	Trustee	June 30, 2022

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) 1290 VT Low Volatility Global Equity Portfolio, a series of the Trust, into EQ/Common Stock Index Portfolio, a series of the Trust, (2) EQ/Franklin Growth Allocation Portfolio, a series of the Trust, into EQ/JPMorgan Growth Allocation Portfolio, a series of the Trust, (3) EQ/First Trust Moderate Growth Allocation Portfolio, a series of the Trust, into EQ/Invesco Moderate Growth Allocation Portfolio, a series of the Trust, (4) EQ/AXA Investment Managers Moderate Allocation Portfolio, a series of the Trust, into 1290 VT Moderate Growth Allocation Portfolio, a series of the Trust, (5) EQ/Invesco International Growth Portfolio, a series of the Trust, into EQ/MFS International Growth Portfolio, a series of the Trust, and (6) EQ/Franklin Strategic Income Portfolio, a series of the Trust, into EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Common Stock Index Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/Invesco International Growth Portfolio, 1290 VT Moderate Growth Allocation Portfolio, EQ/MFS International Growth Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of 1290 VT Low Volatility Global Equity Portfolio, EQ/Franklin Growth Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/Invesco International Growth Portfolio, and EQ/Franklin Strategic Income Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Thomas W. Brock Thomas W. Brock	Trustee	June 30, 2022

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) 1290 VT Low Volatility Global Equity Portfolio, a series of the Trust, into EQ/Common Stock Index Portfolio, a series of the Trust, (2) EQ/Franklin Growth Allocation Portfolio, a series of the Trust, into EQ/JPMorgan Growth Allocation Portfolio, a series of the Trust, (3) EQ/First Trust Moderate Growth Allocation Portfolio, a series of the Trust, into EQ/Invesco Moderate Growth Allocation Portfolio, a series of the Trust, (4) EQ/AXA Investment Managers Moderate Allocation Portfolio, a series of the Trust, into 1290 VT Moderate Growth Allocation Portfolio, a series of the Trust, (5) EQ/Invesco International Growth Portfolio, a series of the Trust, into EQ/MFS International Growth Portfolio, a series of the Trust, and (6) EQ/Franklin Strategic Income Portfolio, a series of the Trust, into EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Common Stock Index Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/Invesco International Growth Portfolio, 1290 VT Moderate Growth Allocation Portfolio, EQ/MFS International Growth Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of 1290 VT Low Volatility Global Equity Portfolio, EQ/Franklin Growth Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/Invesco International Growth Portfolio, and EQ/Franklin Strategic Income Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Michael B. Clement Michael B. Clement	Trustee	June 30, 2022

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) 1290 VT Low Volatility Global Equity Portfolio, a series of the Trust, into EQ/Common Stock Index Portfolio, a series of the Trust, (2) EQ/Franklin Growth Allocation Portfolio, a series of the Trust, into EQ/JPMorgan Growth Allocation Portfolio, a series of the Trust, (3) EQ/First Trust Moderate Growth Allocation Portfolio, a series of the Trust, into EQ/Invesco Moderate Growth Allocation Portfolio, a series of the Trust, (4) EQ/AXA Investment Managers Moderate Allocation Portfolio, a series of the Trust, into 1290 VT Moderate Growth Allocation Portfolio, a series of the Trust, (5) EQ/Invesco International Growth Portfolio, a series of the Trust, into EQ/MFS International Growth Portfolio, a series of the Trust, and (6) EQ/Franklin Strategic Income Portfolio, a series of the Trust, into EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Common Stock Index Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/Invesco International Growth Portfolio, 1290 VT Moderate Growth Allocation Portfolio, EQ/MFS International Growth Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of 1290 VT Low Volatility Global Equity Portfolio, EQ/Franklin Growth Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/Invesco International Growth Portfolio, and EQ/Franklin Strategic Income Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Donald E. Foley Donald E. Foley	Trustee	June 30, 2022

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) 1290 VT Low Volatility Global Equity Portfolio, a series of the Trust, into EQ/Common Stock Index Portfolio, a series of the Trust, (2) EQ/Franklin Growth Allocation Portfolio, a series of the Trust, into EQ/JPMorgan Growth Allocation Portfolio, a series of the Trust, (3) EQ/First Trust Moderate Growth Allocation Portfolio, a series of the Trust, into EQ/Invesco Moderate Growth Allocation Portfolio, a series of the Trust, (4) EQ/AXA Investment Managers Moderate Allocation Portfolio, a series of the Trust, into 1290 VT Moderate Growth Allocation Portfolio, a series of the Trust, (5) EQ/Invesco International Growth Portfolio, a series of the Trust, into EQ/MFS International Growth Portfolio, a series of the Trust, and (6) EQ/Franklin Strategic Income Portfolio, a series of the Trust, into EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Common Stock Index Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/Invesco International Growth Portfolio, 1290 VT Moderate Growth Allocation Portfolio, EQ/MFS International Growth Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of 1290 VT Low Volatility Global Equity Portfolio, EQ/Franklin Growth Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/Invesco International Growth Portfolio, and EQ/Franklin Strategic Income Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Patricia M. Haverland Patricia M. Haverland	Trustee	June 30, 2022

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) 1290 VT Low Volatility Global Equity Portfolio, a series of the Trust, into EQ/Common Stock Index Portfolio, a series of the Trust, (2) EQ/Franklin Growth Allocation Portfolio, a series of the Trust, into EQ/JPMorgan Growth Allocation Portfolio, a series of the Trust, (3) EQ/First Trust Moderate Growth Allocation Portfolio, a series of the Trust, into EQ/Invesco Moderate Growth Allocation Portfolio, a series of the Trust, (4) EQ/AXA Investment Managers Moderate Allocation Portfolio, a series of the Trust, into 1290 VT Moderate Growth Allocation Portfolio, a series of the Trust, (5) EQ/Invesco International Growth Portfolio, a series of the Trust, into EQ/MFS International Growth Portfolio, a series of the Trust, and (6) EQ/Franklin Strategic Income Portfolio, a series of the Trust, into EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Common Stock Index Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/Invesco International Growth Portfolio, 1290 VT Moderate Growth Allocation Portfolio, EQ/MFS International Growth Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of 1290 VT Low Volatility Global Equity Portfolio, EQ/Franklin Growth Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/Invesco International Growth Portfolio, and EQ/Franklin Strategic Income Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Gary S. Schpero Gary S. Schpero	Trustee and Chairman	June 30, 2022

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) 1290 VT Low Volatility Global Equity Portfolio, a series of the Trust, into EQ/Common Stock Index Portfolio, a series of the Trust, (2) EQ/Franklin Growth Allocation Portfolio, a series of the Trust, into EQ/JPMorgan Growth Allocation Portfolio, a series of the Trust, (3) EQ/First Trust Moderate Growth Allocation Portfolio, a series of the Trust, into EQ/Invesco Moderate Growth Allocation Portfolio, a series of the Trust, (4) EQ/AXA Investment Managers Moderate Allocation Portfolio, a series of the Trust, into 1290 VT Moderate Growth Allocation Portfolio, a series of the Trust, (5) EQ/Invesco International Growth Portfolio, a series of the Trust, into EQ/MFS International Growth Portfolio, a series of the Trust, and (6) EQ/Franklin Strategic Income Portfolio, a series of the Trust, into EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Common Stock Index Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/Invesco International Growth Portfolio, 1290 VT Moderate Growth Allocation Portfolio, EQ/MFS International Growth Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of 1290 VT Low Volatility Global Equity Portfolio, EQ/Franklin Growth Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/Invesco International Growth Portfolio, and EQ/Franklin Strategic Income Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ H. Thomas McMeekin H. Thomas McMeekin	Trustee	June 30, 2022

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) 1290 VT Low Volatility Global Equity Portfolio, a series of the Trust, into EQ/Common Stock Index Portfolio, a series of the Trust, (2) EQ/Franklin Growth Allocation Portfolio, a series of the Trust, into EQ/JPMorgan Growth Allocation Portfolio, a series of the Trust, (3) EQ/First Trust Moderate Growth Allocation Portfolio, a series of the Trust, into EQ/Invesco Moderate Growth Allocation Portfolio, a series of the Trust, (4) EQ/AXA Investment Managers Moderate Allocation Portfolio, a series of the Trust, into 1290 VT Moderate Growth Allocation Portfolio, a series of the Trust, (5) EQ/Invesco International Growth Portfolio, a series of the Trust, into EQ/MFS International Growth Portfolio, a series of the Trust, and (6) EQ/Franklin Strategic Income Portfolio, a series of the Trust, into EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Common Stock Index Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/Invesco International Growth Portfolio, 1290 VT Moderate Growth Allocation Portfolio, EQ/MFS International Growth Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of 1290 VT Low Volatility Global Equity Portfolio, EQ/Franklin Growth Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/Invesco International Growth Portfolio, and EQ/Franklin Strategic Income Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Steven M. Joenk Steven M. Joenk	Trustee, President, and Chief Executive Officer	June 30, 2022

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) 1290 VT Low Volatility Global Equity Portfolio, a series of the Trust, into EQ/Common Stock Index Portfolio, a series of the Trust, (2) EQ/Franklin Growth Allocation Portfolio, a series of the Trust, into EQ/JPMorgan Growth Allocation Portfolio, a series of the Trust, (3) EQ/First Trust Moderate Growth Allocation Portfolio, a series of the Trust, into EQ/Invesco Moderate Growth Allocation Portfolio, a series of the Trust, (4) EQ/AXA Investment Managers Moderate Allocation Portfolio, a series of the Trust, into 1290 VT Moderate Growth Allocation Portfolio, a series of the Trust, (5) EQ/Invesco International Growth Portfolio, a series of the Trust, into EQ/MFS International Growth Portfolio, a series of the Trust, and (6) EQ/Franklin Strategic Income Portfolio, a series of the Trust, into EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Common Stock Index Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/Invesco International Growth Portfolio, 1290 VT Moderate Growth Allocation Portfolio, EQ/MFS International Growth Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of 1290 VT Low Volatility Global Equity Portfolio, EQ/Franklin Growth Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/Invesco International Growth Portfolio, and EQ/Franklin Strategic Income Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Kathleen Stephansen Kathleen Stephansen	Trustee	June 30, 2022

POWER OF ATTORNEY

The undersigned Officer of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) 1290 VT Low Volatility Global Equity Portfolio, a series of the Trust, into EQ/Common Stock Index Portfolio, a series of the Trust, (2) EQ/Franklin Growth Allocation Portfolio, a series of the Trust, into EQ/JPMorgan Growth Allocation Portfolio, a series of the Trust, (3) EQ/First Trust Moderate Growth Allocation Portfolio, a series of the Trust, into EQ/Invesco Moderate Growth Allocation Portfolio, a series of the Trust, (4) EQ/AXA Investment Managers Moderate Allocation Portfolio, a series of the Trust, into 1290 VT Moderate Growth Allocation Portfolio, a series of the Trust, (5) EQ/Invesco International Growth Portfolio, a series of the Trust, into EQ/MFS International Growth Portfolio, a series of the Trust, and (6) EQ/Franklin Strategic Income Portfolio, a series of the Trust, into EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Common Stock Index Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/Invesco International Growth Portfolio, 1290 VT Moderate Growth Allocation Portfolio, EQ/MFS International Growth Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of 1290 VT Low Volatility Global Equity Portfolio, EQ/Franklin Growth Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/Invesco International Growth Portfolio, and EQ/Franklin Strategic Income Portfolio; and without limitation of the foregoing, the power and authority to sign said Officer’s name on his or her behalf, and said Officer hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Officer might or could do personally in his or her capacity as aforesaid and said Officer ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Brian Walsh Brian Walsh	Treasurer and Chief Financial Officer	June 30, 2022

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) 1290 VT Low Volatility Global Equity Portfolio, a series of the Trust, into EQ/Common Stock Index Portfolio, a series of the Trust, (2) EQ/Franklin Growth Allocation Portfolio, a series of the Trust, into EQ/JPMorgan Growth Allocation Portfolio, a series of the Trust, (3) EQ/First Trust Moderate Growth Allocation Portfolio, a series of the Trust, into EQ/Invesco Moderate Growth Allocation Portfolio, a series of the Trust, (4) EQ/AXA Investment Managers Moderate Allocation Portfolio, a series of the Trust, into 1290 VT Moderate Growth Allocation Portfolio, a series of the Trust, (5) EQ/Invesco International Growth Portfolio, a series of the Trust, into EQ/MFS International Growth Portfolio, a series of the Trust, and (6) EQ/Franklin Strategic Income Portfolio, a series of the Trust, into EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Common Stock Index Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/Invesco International Growth Portfolio, 1290 VT Moderate Growth Allocation Portfolio, EQ/MFS International Growth Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of 1290 VT Low Volatility Global Equity Portfolio, EQ/Franklin Growth Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/Invesco International Growth Portfolio, and EQ/Franklin Strategic Income Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Jeffery S. Perry Jeffery S. Perry	Trustee	June 30, 2022